                                                                     Exhibit 4.1

               FORM OF COMMON STOCK CERTIFICATE OF THE REGISTRANT

NUMBER                                                             SHARES

                                 GLOBALNET, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA  SEE REVERSE
                                                                   FOR CERTAIN
                                                                   DEFINITIONS

                                  COMMON STOCK                 CUSIP 37940E 10 4


THIS CERTIFIES THAT      [                             ]

Is the owner of          [                             ]

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

                                 GlobalNet, Inc.
                                 Corporate Seal
                                     Nevada

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the
     State of Nevada, and the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.


         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                 COUNTERSIGNED:
                                       STOCKTRANS, INC.
                                       44 WEST LANCASTER AVE., ARDMORE, PA 19003
                                       TRANSFER AGENT

                                       BY:
                                          AUTHORIZED SIGNATURE



PRESIDENT                              CHIEF FINANCIAL OFFICER

         The following abbreviations, when used in the inscription of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-      Custodian
TEN ENT - as tenants by the entireties                      ------         --------
JT TEN  - as joint tenants with right                       (Cust)         (Minors)
          of survivorship and not as      Under Uniform Gifts to
          tenants in common               Minors Act
                                                     -----------
                                                       (State)

                                          UNIF TRF MIN ACT-      Custodian
                                                           ------
                                                           (Cust)
                                                          (until age    )
                                                                    ----
                                          Under Uniform Transfers
                                                                 --------
                                          to Minors Act
                                                        ----------------
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                 hereby sell, assign and transfer unto
                    ---------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                         Shares
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of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------

                  --------------------------------------------------------------
                       The signature to this assignment must correspond with the name as written upon the certificate in every particular,

Notice: without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED:
                     -------------------------------------------------------

                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15